Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 23: Income Taxes
Table 23.1 presents the components of income tax expense (benefit).

Table 23.1: Income Tax Expense (Benefit)

	Year ended December 31,
(in millions)	2020	2019	2018
Current:
U.S. Federal	$389	5,244	2,382
U.S. State and local	(291)	2,005	1,140
Non-U.S.	211	154	170
Total current	309	7,403	3,692
Deferred:
U.S. Federal	(2,460)	(2,374)	1,706
U.S. State and local	(794)	(863)	236
Non-U.S.	(60)	(9)	28
Total deferred	(3,314)	(3,246)	1,970
Total	$(3,005)	4,157	5,662
The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 23.2.

Table 23.2: Net Deferred Taxes (1)

(in millions)	Dec 31, 2020	Dec 31, 2019
Deferred tax assets
Allowance for credit losses	$4,871	2,587
Deferred compensation and employee benefits	3,225	2,969
Accrued expenses	1,098	874
Basis difference in debt securities	555	690
Net operating loss and tax credit carry forwards	366	363
Other	906	1,276
Total deferred tax assets	11,021	8,759
Deferred tax assets valuation allowance	(310)	(306)
Deferred tax liabilities
Mark to market, net	(4,043)	(4,146)
Leasing	(3,849)	(4,413)
Mortgage servicing rights	(2,647)	(3,080)
Basis difference in investments	(1,894)	(1,626)
Net unrealized gains on debt securities	(994)	(504)
Intangible assets	(605)	(511)
Insurance reserves	(586)	(561)
Other	(851)	(890)
Total deferred tax liabilities	(15,469)	(15,731)
Net deferred tax liability (2)	$(4,758)	(7,278)
(1)Prior period amounts have been revised to conform with the current period presentation.
(2)The net deferred tax liability is included in accrued expenses and other liabilities. Balances as of December 31, 2020, include a $322 million impact as a result of the Company’s adoption of CECL.

Deferred taxes related to net unrealized gains (losses) on debt securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI. See Note 25 (Other Comprehensive Income) for more information.
We have determined that a valuation allowance is required for 2020 in the amount of $310 million, attributable to deferred tax assets in various state and non-U.S. jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized due to lack of sources of taxable income, limitations on carry back of losses or credits and the inability to implement tax planning to realize these deferred tax assets. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2020, we had net operating loss and tax credit carry forwards with related deferred tax assets of $366 million. If these carry forwards are not utilized, they will mostly expire in varying amounts through December 31, 2040.
We do not intend to distribute earnings of certain non-U.S. subsidiaries in a taxable manner, and therefore intend to limit distributions to non-U.S. earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or non-U.S. taxes. All other undistributed non-U.S. earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.
Table 23.3 reconciles the statutory federal income tax rate to the effective income tax rate. Our effective tax rate is calculated by dividing income tax expense (benefit) by income before income tax expense (benefit) less the net income from noncontrolling interests.

Table 23.3: Effective Income Tax Expense (Benefit) and Rate (1)

	December 31,
	2020		2019		2018
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$62	21.0%	$4,978	21.0%	$5,892	21.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	(20)	(6.8)	896	3.8	1,076	3.9
Tax-exempt interest	(358)	(121.0)	(460)	(2.0)	(494)	(1.8)
Tax credits	(2,014)	(680.6)	(1,715)	(7.2)	(1,537)	(5.5)
Nondeductible expenses	199	67.2	799	3.3	500	1.8
Changes in prior year unrecognized tax benefits, inclusive of interest	(938)	(316.9)	(88)	(0.4)	432	1.5
Other	64	21.5	(253)	(1.0)	(207)	(0.7)
Effective income tax expense (benefit) and rate	$(3,005)	(1,015.6)%	$4,157	17.5%	$5,662	20.2%
(1)In 2020, we reclassified certain items within the effective income tax reconciliation. Prior period amounts have been revised to conform with the current period presentation.
All three years include the impact of litigation accruals that are not deductible for U.S. federal income tax purposes. The 2018 effective tax rate reflects $164 million of income tax expense resulting from the final measurement of our initial estimates regarding the impacts of the Tax Cuts & Jobs Act (Tax Act) signed into law December 2017. In addition, the 2018 effective tax rate includes the reconsideration of reserves for state income taxes following the U.S. Supreme Court opinion in South Dakota v. Wayfair, Inc.
Table 23.4 presents the change in unrecognized tax benefits.

Table 23.4: Change in Unrecognized Tax Benefits (1)

	Year ended December 31,
(in millions)	2020	2019
Balance at beginning of year	$6,996	7,143
Additions:
For tax positions related to the current year	52	268
For tax positions related to prior years	263	91
Reductions:
For tax positions related to prior years	(1,820)	(378)
Lapse of statute of limitations	(3)	(5)
Settlements with tax authorities	(662)	(123)
Balance at end of year	$4,826	6,996
(1)Prior period amounts have been revised to reflect the impact of certain refund claims, which also impacted the balance at the beginning of the year ended December 31, 2020. The revisions did not impact income tax expense (benefit).

Of the $4.8 billion of unrecognized tax benefits at December 31, 2020, approximately $3.4 billion would, if recognized, affect the effective tax rate. The remaining $1.4 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We account for interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2020 and 2019, we have accrued approximately $951 million and $998 million, respectively, for interest and penalties, net of tax. In 2020 and 2019, we recognized income tax expense, net of tax, of $10 million and $35 million, respectively, related to interest and penalties.
We are subject to U.S. federal income tax as well as income tax in numerous state and non-U.S. jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and non-U.S. income tax examinations for taxable years prior to 2011. It is possible that one or more of the examinations or appeals may be resolved within the next twelve months resulting in a decrease of up to $1.4 billion of our gross unrecognized tax benefits. Table 23.5 summarizes our major tax jurisdiction examination status as of December 31, 2020.

Table 23.5: Tax Examination Status

Jurisdiction	Tax Year(s)	Status
United States	2004-2007	Administrative appeals
United States	2011-2014	Administrative appeals
United States	2015-2018	Field examination
California	2015-2016	Field examination
New York State and City	2015-2016	Field examination